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        Supplement Dated April 15, 2002 to Prospectuses Dated May 1, 2001
                                       For
 Ensemble I, Ensemble II, Ensemble III and Ensemble EXEC Variable Life Insurance
                       ISSUED BY: JPF Separate Account A,
                Ensemble SL Survivorship Variable Life Insurance
                       ISSUED BY: JPF Separate Account C,
                Pilot Classic and Pilot Elite Variable Annuities
                ISSUED BY: JPF Variable Annuity Separate Account,
                                       And
                           Allegiance Variable Annuity
               ISSUED BY: JPF Variable Annuity Separate Account II
                                       Of
                   Jefferson Pilot Financial Insurance Company
                                       And
                       Ensemble II Variable Life Insurance
                        ISSUED BY: JPF Separate Account B
                                       Of
                  Jefferson Pilot LifeAmerica Insurance Company

On April 12, 2002, pursuant to an Order of the Securities and Exchange Commission, the following substitutions took place for existing policies and contracts: shares of the Total Return Bond Portfolio of the PIMCO Variable Insurance Trust were substituted for shares of the Oppenheimer Bond Fund and the Oppenheimer Strategic Bond Fund, shares of the Growth Portfolio of the Fidelity Variable Insurance Products Fund were substituted for shares of the Oppenheimer Capital Appreciation Fund and shares of the JPVF World Growth Stock Portfolio were substituted for shares of the JPVF Global Hard Assets Portfolio. Shares of the Oppenheimer Capital Appreciation Fund and the JPVF Global Hard Assets Portfolio were not available in all products. Therefore, effective April 12, 2002, the applicable Divisions and Variable Sub-accounts for the products no longer invest in the Oppenheimer Bond Fund, Oppenheimer Strategic Bond Fund, Oppenheimer Capital Appreciation Fund and JPVF Global Hard Assets Portfolio but invest instead in the PIMCO Total Return Bond Portfolio, Fidelity Growth Portfolio and JPVF World Growth Stock Portfolio, all of which are existing underlying investment options for the products.

The investment adviser for the PIMCO Variable Insurance Trust is Pacific Investment Management Company. The investment objective of the PIMCO Total Return Bond Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management.

The investment adviser for the Fidelity Variable Insurance Products Fund is Fidelity Management & Research Company and the sub-adviser for the VIP Growth Portfolio is FMR Co., Inc. The investment objective of the VIP Growth Portfolio is to seek to achieve capital appreciation.

The investment adviser for Jefferson Pilot Variable Fund, Inc. is Jefferson Pilot Investment Advisory Corporation and the sub-adviser for the JPVF World Growth Stock Portfolio is Templeton Investment Counsel, LLC. The investment objective of the JPVF World Growth Stock Portfolio is long-term capital growth through a policy of investing primarily in stocks of companies organized in the U.S. or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                                ONE GRANITE PLACE
                          CONCORD, NEW HAMPSHIRE 03301
                (800) 258-3648, EXT. 5394 FOR VARIABLE ANNUITIES
                        (800) 453-8588 FOR VARIABLE LIFE